Exhibit 99.2

  CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

Solely for the purposes of complying with Section 1, U.S.C., 1950, I, the undersigned Chief Financial Officer of M.B.A. Holdings, Inc. (the "Company") hereby certify, based on my knowledge, that the Annual Report on Form 10-K of the Company for the fiscal year ended October 31, 2002 (the "Report") fully complies with the requirements of Section 13 (a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Company.

Dated: January 22, 2003


                                        By: /s/ Dennis M. O'Connor
                                            ------------------------------------
                                            Dennis M. O'Connor
                                            Chief Financial Officer